UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 10, 2009

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Chenming Industrial Park, Shouguang City, Shandong, China 262714
(Address of principal executive offices and zip code)

(646) 200-6316
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2009, the Board of Directors of Gulf Resources, Inc. (the “Company”) by a board meeting ratified the acceptance on March 9, 2009 of the resignation of Mr. Ming Yang as Chief Executive Officer of the Company.  There were no disagreements between Mr. Yang and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in his resignation.  Upon his resignation, Mr. Yang continues to serve as Chairman of the Board of Directors of the Company.

Similarly by such board meeting, effective as of March 10, 2009, the Board of Directors appointed Xiaobin Liu to serve as Chief Executive Officer and a director of the Company.  Mr. Liu serves as the Chief Executive Officer and a director on the terms agreed with the Company providing for a base salary of RMB25,000 per month and the receipt of options to purchase 100,000 shares of the Company’s Common Stock for his first year term with the Company.  Mr. Liu joined the Company as Vice President in January 2007.  Before he joined the Company, Mr. Liu had served as Vice President of Shenzhen Dasheng Corporation, a public company in China, from 2005 to 2006, Manager of the Securities Department with Saige International Trust and Investment Corporation from 2000 to 2005, Vice President with Hainan Wanquanhe Development Corporation from 1995 to 2000.  Prior to that, Mr. Liu worked in the Financial Department of Chinese Black Metal Limited Company from 1992 to 1995 and the Financial Department of Shaanxi Aircraft Manufacturing Company from 1988 to 1992.  Mr. Liu earned a masters degree from the Economic and Management School at Hong Kong City University.

Mr. Liu has no any family relationships with any of the executive officers or directors of the Company.  There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Liu had, or will have, a direct or indirect material interest.

A copy of Employment Contract by and between the Company and Mr. Liu is incorporated herein by reference and is filed as Exhibit 10.1 to this Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

See Item 7.01.
Item 7.01 Regulation FD Disclosure.

The following information is furnished under Item 7.01 - Regulation FD Disclosure:

On March 16, 2009, the Company issued a press release announcing the appointment of Mr. Liu as its new Chief Executive Officer and a director.  A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

On March 16, 2009, the Company issued a press release containing certain financial results for its fourth quarter of 2008 and fiscal year ended December 31, 2008.   A copy of such press release is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Contract
99.1	Press Release
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

Dated: March 16, 2009

Exhibit Index

Exhibit No.	Description
10.1	Employment Contract
99.1	Press Release
99.2	Press Release